THE ALLEGIANCE VARIABLE ANNUITY
                                    Issued by
              ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA
                               In connection with
              ALEXANDER HAMILTON VARIABLE ANNUITY SEPARATE ACCOUNT

                       Supplement Dated September 1, 1999
                       to the Prospectus dated May 1, 1999



The sixth and seventh sentences in the third paragraph under "Free Look Period" on page 19 of the Prospectus are deleted and replaced by the following:

If your Contract is issued in one of the states where we are required to refund your Premium Payments, the amount of your refund may be more or less than your Contract Value at that time.




VAS-00428